UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2020

ShotSpotter, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38107	47-0949915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7979 Gateway Blvd., Suite 210 Newark, California		94560
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 794-3100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.005 per share	SSTI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01Completion of Acquisition or Disposition of Assets.

On November 24, 2020, ShotSpotter, Inc. (“ShotSpotter”) completed its previously announced acquisition of LEEDS, LLC, a New Jersey limited liability company (“LEEDS”), pursuant to the terms of a Membership Interest Purchase Agreement, dated as of November 4, 2020 (the “Purchase Agreement”), by and among ShotSpotter, LEEDS, and Jorge Abrantes and Daniel Leston (the “Sellers”).

At the closing of the transactions contemplated by the Purchase Agreement, all outstanding membership interests of LEEDS were purchased by ShotSpotter for aggregate consideration of up to approximately $22,000,000, subject to customary adjustments, consisting of (i) $15,000,000 in cash paid at closing, (ii) 63,901 shares of Common Stock of ShotSpotter, par value $0.005 per share (“ShotSpotter Common Stock”), issued at closing and (iii) up to $5,000,000 in cash that may become payable in the future based on the achievement of certain revenue milestones by LEEDS in 2021 and 2022. A portion of the aggregate consideration is being held in escrow to secure certain indemnification obligations of the Sellers.

ShotSpotter issued the shares of ShotSpotter Common Stock described herein in reliance upon the exemptions from registration afforded by Section 4(a)(2) and Rule 506 promulgated under the Securities Act of 1933, as amended.

A copy of the Purchase Agreement will be filed as an exhibit to ShotSpotter’s annual report on Form 10-K for the period ended December 31, 2020. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement.

Item 9.01Financial Statements and Exhibits.

a)

Financial statements of businesses acquired. The financial information required by this Item 9.01(a) has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date that this Current Report on Form 8-K must be filed.

b)

Pro Forma Financial Information. The financial information required by this Item 9.01(b) has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ShotSpotter, Inc.

Date: November 24, 2020	By:	/s/ Ralph A. Clark
Ralph A. Clark
President and Chief Executive Officer

3